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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): May 22, 2000


                         WFS Financial Auto Loans, Inc.
                         ------------------------------
              (Exact name of co-registrant as specified in charter)


         California                  333-95233                  33-0149603
----------------------------      ---------------          -------------------
(State or other jurisdiction        (Commission               (IRS employer
     of incorporation)              file number)           identification no.)


                      23 Pasteur, Irvine, California 92618
                      ------------------------------------
               (Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (949) 727-1000


                           WFS Receivables Corporation
                           ---------------------------
              (Exact name of co-registrant as specified in charter)

         California                    333-95233                 33-0885464
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file number)          identification no.)


                6655 West Sahara Avenue, Las Vegas, Nevada 89102
                ------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 247-1442


This filing relates to Registration Statement No. 333-95233


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ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2000-B Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99.1 are certain computational materials prepared by WFS Financial Auto Loans, Inc. and WFS Receivables Corporation, co-registrants, that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation-1, and the no-action letter dated February 15, 1995 issued by the staff of the SEC to the Public Securities Association.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 99.1


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS FINANCIAL AUTO LOAN, INC.


Date:    May 23, 2000                  /s/ LEE A. WHATCOTT
                                       ----------------------------------------
                                       Lee A. Whatcott, Chief Financial Officer



                                       WFS RECEIVABLES CORPORATION


Date:    May 23, 2000                  /s/ LEE A. WHATCOTT
                                       ----------------------------------------
                                       Lee A. Whatcott, Chief Financial Officer






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                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
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99.1          WFS Financial 2000-B Owner Trust Structural and            ____
              Collateral Materials








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